

Avid Business Update

August 13, 2015

Safe Harbor & Non-GAAP Measures

The information provided in this presentation includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating expenses, earnings, bookings, revenue backlog, backlog conversion rate, product mix and free cash flow; our cost savings initiatives; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; the expected timing and closing of the proposed acquisition of Orad and term loan financing as well as refinancing of our existing credit facility, the anticipated benefits of the proposed acquisition, including estimated synergies; and the effects of the proposed transaction, including effects on future financial and operating results; and our liquidity and ability to raise capital. These forward-looking statements are based our expectations as of August 13, 2015 and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from: our liquidity; our ability to execute our strategic plan, including cost savings initiatives, and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance and risks in particular geographies or markets; fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof; the identified material weaknesses in our internal control over financial reporting; the previously disclosed SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Avid includes non-GAAP financial measures in this presentation, including adjusted EBITDA, free cash flow, non-GAAP operating income, non-GAAP operating income per share, and non-GAAP operating expenses. The Company also includes the operational metric of bookings and revenue backlog in this presentation. For an explanation of these measures and a reconciliations to the Company's comparable GAAP financial measures please see our previous filings with the SEC, including our current report on Form 8-K filed on March 16, 2015, May 7, 2015 and August 10, 2015,


Avid is…
A premier provider of technology solutions to create, manage, distribute, and monetize media content
Avid's heritage began with digital editing and mixing with some of the world's best loved creative tools which defined an industry…
... But the industry evolved as more of the workflow became digitized creating distribution and monetization issues for our customers …
…Avid initially refused to make that shift, staying stubbornly siloed in the creative suite…
…now Avid Everywhere empowers our customers by connecting a creative idea with its expression and consumption as a monetized media asset.

Strong Position in High-Growth Markets With Attractive Economics

Proven and Trusted Provider of High-value Media Solutions	▪ Relationship across every major media segment ▪ Participate across media workflow from creation to distribution	▪ Emotionally engaged client community ▪ Integrated, open and flexible approach lowers cost
Global Distribution Network and Market Presence	▪ Presence in over 140 countries with broad reseller network ▪ All major film studios are customers	▪ ~ 80% of International News and US Station Groups ▪ ~ 70% of commercial music use Avid products
Large and Growing Market in Midst of Dramatic Change	▪ $54B market with accessible high growth segments ▪ Digitization and consumerization pressuring traditional operating models	▪ Fusing of creative and monetization processes ▪ Heavily fragmented vendor market
Avid Transformation on Track	▪ Acceleration of higher margin, higher growth products ▪ Reduced operating costs with continued opportunity	▪ Focus on cross-selling and penetrating Tier 3 market ▪ Strong shift to recurring revenue & ability to generate strong cash flow
Experienced Management Team	▪ Reversed bookings decline and improved profitability ▪ Deep industry and turn-around experience	▪ Completed complex restatement ▪ On track to meet financial targets

Progress on Transformation with Large Opportunity Ahead

New Reality of Media Content Creation Process


Create
High-quality
Content
Distribute
Across channels
and devices
Maximize
Asset value
Ensure
Efficiency
Collaborate
Everywhere



3 Pillar Strategic Approach

AvidEverywhere™

- Faster new product introduction
- Improved cross selling
- Participate in higher growth areas
- Lower cost deployment
- Scale to all segments

The Avid Advantage

- Improved service model
- More efficient and targeted delivery
- Increase revenue
- Improve relationships

Avid® Customer Association

- Increased community engagement
- Improved return on investment
- Greater market alignment
- Productive outlet for energy

Rapidly Evolving Industry Dynamics


Create
Production
Post Production
Multiplatform Distribution
Experience Integration
Pre-Production
Media Lifecycle Management
Consumption
Monetize
Ingest & Tagging
Storage & Indexing
Protection & Security
Reformat & Repurpose
Avid MediaCentral Platform

Common Services and Engines

Media Services

- Search across your entire network
- Media access and playback on any device

Connectivity Toolkit

- Tie third parties into the workflow
- Platform level connection for end-to-end integration

Collaboration

- Work on-prem or remotely
- Projects and media always stay in sync

Orchestration Engine

- Workflow and process automation
- Flexible resource allocation

System Administration

- Centralized system configuration, management and monitoring

Resolution Independence

- Work with any resolution
- Fluidly scale playback to bandwidth available

Metadata Management

- Persistence of metadata across apps
- Dynamic data model for changing needs

Security Services

- Content protection
- User authentication and policy-based access

Video Engine

- Real time video encoding and decoding
- Scalable, highly responsive and flexible

Graphics Engine

- Foundation for real-time graphics solutions
- Reliable, modular, high-performance graphics rendering

Avid MediaCentral Platform


Common
User Experience
iOS
3G/4G
Marketplace
Artist Community
Avid App Store
Cloud Storage
Avid Content Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
FIRST ENTRY
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Workgroup Storage
Enterprise Storage
Nearline Storage
Common Services
Common Engines
Video Engine
Graphics Engine
Avid MediaCentral Platform

User Flexibility & Choice


Public Cloud
Private Cloud
On Premise
deployment
purchasing
Perpetual
Floating
Subscription

Transitioning to Recurring Revenue Model


Media Composer Subscription
Subscription
Sibelius 7.5
The fastest, smartest, easiest way to write music
Pro Tools 12 Subscriptions
More choice, infinite possibilities—upgrades included

- Launched Subscription Models with Monthly & Annual options
- Media Composer 8 (May 2014)
- Pro Tools 12 (Jan 2015)
- Sibelius 7.5
- Multi-year Service Contracts

Shift to Recurring Revenue Model Expected to Provide Revenue Stability and Predictability

Customer Tiers, Segments and Routes to Market

Tiers	*Market Sub-Tiers*
Large Media Enterprises	▪ Media Companies (Traditional & New Media) ▪ Film & TV Studios ▪ Music Labels ▪ Commercial Broadcast & Cable Networks ▪ Public / National Broadcasters ▪ Major Station Groups ▪ Network Operators
Businesses & Institutions	▪ Local & Regional Broadcasters ▪ TV & Film and Audio Post Facilities ▪ Music Recording Studios ▪ Rental / Touring / Staging ▪ Education / Gov't / Corp. / Religion
Individual Creatives	▪ Indie Videographer ▪ Musicians / Bands ▪ Indie Audio Professional ▪ Students ▪ Aspiring Individuals

Segments | *Route to Market*



Broadcast & Media
Professional Audio
Professional Video
Sell-To (Direct)
Sell-With (Channel
Sell-Thru (Channel)
Sell-To (Digital)

INCREASE GROWTH


Tier 1
Large Media Enterprises
Tier 2
Businesses & Institutions
Tier 3
Individual Creatives

- Cross sell and up sell
- New product adoption
- Improved account management

- Optimize channel networks
- Reseller productivity
- Cross sell and up sell

- Launch new products and pricing/packaging models
- Digital strategy
- Reseller strategy


Tier 1
Large Media Enterprises
Tier 2
Businesses & Institutions
Tier 3
Individual Creatives

INCREASE GROWTH

- Cross sell and up sell
- New product adoption
- Improved account management

- Optimize channel networks
- Reseller productivity
- Cross sell and up sell

- Launch new products and pricing/packaging models
- Digital strategy
- Reseller strategy

MANAGE COSTS

- Process improvement
- Indirect cost control
- Facilities rationalization
- Talent alignment
- Culture

Tier 3 Market Opportunity ($B)


$2.8
Tier 1
$3.1
Tier 2
$1.8
Tier 3
Addressable Market
$1.0
Video
$0.8
Audio
Tier 3

First Version (Freemium)

Subscription

Artist Community

App Store

Cloud Storage

Content Marketplace



Performance Update

Financial Conversion of Strategy

3-pronged approach to convert strategic vision to a financial expression of sustainable EBITDA growth…

- Stabilize bookings, improve visibility and sell more profitably
- Shift to higher growth areas of value chain
- Lower operating costs

Progress to Date

Stabilize bookings, improve visibility and sell more profitably

- Reversed prolonged trend of annual bookings decline
- Post-2010 Revenue backlog up over $100M or 28% since December 2013
- Transitioning through the shift to a more recurring revenue model

Shift to higher growth areas of value chain

- Platform approach allows extension to higher growth right side of value chain
- Media Central platform licenses have increased almost 70% in last year
- Acquisition of Orad includes products to address high growth Live and Sports segments

Lower operating costs

- LTM operating costs through June 2015 down over $26M or 9% since 2012
- Labor arbitrage savings project accelerating driving future cost savings visibility
- Identified $5M of cost synergies from Orad acquisition

Recent Growth Trends

Shift to recurring revenue model



Booking $M
$175
$150
$125
$100
$75
35%
30%
25%
20%
15%
10%
5%
0%
% Total
LTM CS & Subcription as % Total
LTM CS & Subcription Bookings
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

Subscribers



14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
June
July

MediaCentral Users



30,000
25,000
20,000
15,000
10,000
5,000
0
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

Growing Revenue Backlog(1)



In $M
$550
$500
$450
$400
$350
$300
Dec'13
Mar'14
Jun'14
Sep'14
Dec'14
Mar'15
Jun'15

(1) Figures reflect revenue backlog generated after 2010.

Profitability Trends ($M)

Bookings


$550
$525
$500
$475
$450
2012
2013
2014
2015 Guidance

Adjusted EBITDA


Adj EBITDA
% Revenue
$100
$80
$60
$40
$20
$0
16%
14%
12%
10%
2013
2014
2015 Guidance

Non-GAAP Gross Margin & OpEx


Operating Expense
Gross Margin
$300
$290
$280
$270
$260
$250
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
50.0%
61.4%
60.7%
61.6%
61% to 62%
2012
2013
2014
2015 Guidance

Adjusted Free Cash Flow & Cash Conversion


Free Cash Flow $
Cash Conversion %
$35
$30
$25
$20
$15
$10
$5
$0
60%
50%
40%
30%
20%
10%
0%
2013
2014
2015 Guidance

Note: 2015 Guidance includes impact of Orad Acquisition from June 23, 2015

Updated 2015 Financial Guidance

CFX Bookings
$530 - $550 million
2% - 6% YoY Growth

Revenue
$538 - $550 million
2% - 4% YoY Growth

Adjusted EBITDA
$74 - $80 million
13.8% - 14.5% Adjusted EBITDA Margin

Adjusted FCF
$12 - $20 million
16% - 25% Adjusted EBITDA Conversion

Materially Improved Cost & Revenue Visibility

- Increase in revenue backlog and near term visibility
  - Momentum from Q2 advance orders of new product expected to ship in 2H
  - Impact of improved business practices related to Media Composer 8
  - Shift to recurring revenue
- Addition of Orad product lines
- Impact of cost initiatives already executed
- Specifically identified growth initiatives

Hurdles to Overcome

- Macro industry spending trends
- Near term impact of continued shift to recurring revenue
- Continued elongation of sales cycle
  - Expected to normalize in Q4 with normal seasonality

Growth and Visibility on a Scalable Operating Model

Revenue

Bookings have hit a growth inflection point and Avid has turned on 5 key growth engines enabled by Avid Everywhere

	Direct	Reseller	Digital
Media Central platform adoption enabling cross-selling of existing product suite	✓	✓	
Expand cross-sell through natural extensions of current product suite	✓	✓	
Sell new products beyond our traditional workflows all the way to consumption	✓	✓	
Sell third-party products via the connectivity toolkit and AppStore by leveraging Media Central Platform	✓	✓	✓
Enter the Tier III market aggressively via cloud subscription and marketplace		✓	✓

Costs

Focus on a leaner, more directed cost structure enabled by common platform architecture

- Align resources to support growth engines
- Product rationalization
- Indirect procurement
- Indirect procurement
- Labor arbitrage and facility rationalization
- Clear focus on ROI supported investments